EXHIBIT 99.2
EXXON MOBIL CORPORATION

4Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	4Q12	3Q12	2Q12	1Q12	4Q11
Upstream
United States	1,604	633	678	1,010	1,184
Non-U.S.	6,158	5,340	7,680	6,792	7,645
Total	7,762	5,973	8,358	7,802	8,829
Downstream
United States	697	1,441	834	603	30
Non-U.S.	1,071	1,749	5,812	983	395
Total	1,768	3,190	6,646	1,586	425
Chemical
United States	728	565	494	433	383
Non-U.S.	230	225	955	268	160
Total	958	790	1,449	701	543

Corporate and financing	(538)	(383)	(543)	(639)	(397)
Net income attributable to ExxonMobil (U.S. GAAP)	9,950	9,570	15,910	9,450	9,400
Earnings per common share (U.S. GAAP)	2.20	2.09	3.41	2.00	1.97
Earnings per common share
- assuming dilution (U.S. GAAP)	2.20	2.09	3.41	2.00	1.97

Special Items, $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	0
Corporate total	0	0	0	0	0

Earnings Excluding Special Items, $M
Upstream
United States	1,604	633	678	1,010	1,184
Non-U.S.	6,158	5,340	7,680	6,792	7,645
Total	7,762	5,973	8,358	7,802	8,829
Downstream
United States	697	1,441	834	603	30
Non-U.S.	1,071	1,749	5,812	983	395
Total	1,768	3,190	6,646	1,586	425
Chemical
United States	728	565	494	433	383
Non-U.S.	230	225	955	268	160
Total	958	790	1,449	701	543

Corporate and financing	(538)	(383)	(543)	(639)	(397)
Corporate total	9,950	9,570	15,910	9,450	9,400
EPS excluding Special Items - assuming dilution	2.20	2.09	3.41	2.00	1.97

EXXON MOBIL CORPORATION

4Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil and	4Q12	3Q12	2Q12	1Q12	4Q11
natural gas liquids, kbd
United States	430	397	419	426	432
Canada/South America	268	247	243	248	247
Europe	205	181	213	228	257
Africa	479	492	514	464	468
Asia	776	744	766	802	800
Australia/Oceania	45	55	53	46	46
Total liquids production	2,203	2,116	2,208	2,214	2,250

Natural gas production available for sale, mcfd
United States	3,747	3,712	3,897	3,932	4,005
Canada/South America	346	340	392	377	400
Europe	3,627	2,233	2,578	4,447	3,866
Africa	15	16	25	12	8
Asia	4,477	4,287	4,379	5,011	5,103
Australia/Oceania	329	473	390	257	295
Total natural gas production available for sale	12,541	11,061	11,661	14,036	13,677

Total worldwide liquids and gas production, koebd	4,293	3,960	4,152	4,553	4,530

Refinery throughput, kbd
United States	1,856	1,841	1,740	1,825	1,839
Canada	468	449	384	438	433
Europe	1,499	1,547	1,489	1,481	1,526
Asia Pacific	823	813	1,064	1,296	1,157
Other Non-U.S.	191	279	285	290	295
Total refinery throughput	4,837	4,929	4,962	5,330	5,250

Petroleum product sales, kbd
United States	2,737	2,576	2,488	2,473	2,579
Canada	470	499	421	423	463
Europe	1,537	1,601	1,582	1,564	1,592
Asia Pacific	896	874	1,065	1,232	1,221
Other Non-U.S.	468	555	615	624	638
Total petroleum product sales	6,108	6,105	6,171	6,316	6,493

Gasolines, naphthas	2,500	2,447	2,489	2,522	2,626
Heating oils, kerosene, diesel	1,881	1,897	1,915	2,096	2,080
Aviation fuels	487	495	452	458	492
Heavy fuels	499	502	554	505	568
Specialty products	741	764	761	735	727
Total petroleum product sales	6,108	6,105	6,171	6,316	6,493

Chemical prime product sales, kt
United States	2,378	2,342	2,296	2,365	2,392
Non-U.S.	3,523	3,605	3,676	3,972	3,879
Total chemical prime product sales	5,901	5,947	5,972	6,337	6,271

EXXON MOBIL CORPORATION

4Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Average Realization Data	4Q12	3Q12	2Q12	1Q12	4Q11
United States
ExxonMobil
Crude ($/b)	92.19	96.36	96.46	105.68	102.63
Natural Gas ($/kcf)	3.27	2.74	2.20	2.74	3.44

Benchmarks
WTI ($/b)	88.09	92.11	93.44	102.99	94.07
ANS-WC ($/b)	107.04	109.08	110.01	118.31	110.36
Henry Hub ($/mbtu)	3.41	2.80	2.21	2.72	3.54

Non-U.S.
ExxonMobil
Crude ($/b)	104.53	104.32	103.41	114.27	106.10
Natural Gas ($/kcf)	9.52	9.01	9.33	9.44	9.18
European NG ($/kcf)	10.20	9.28	9.67	10.11	10.18

Benchmarks
Brent ($/b)	110.02	109.61	108.19	118.49	109.31

Capital and Exploration Expenditures, $M
Upstream
United States	4,036	1,960	2,662	2,422	2,414
Non-U.S.	7,328	6,288	5,731	5,657	6,589
Total	11,364	8,248	8,393	8,079	9,003
Downstream
United States	192	156	176	110	152
Non-U.S.	479	427	393	329	493
Total	671	583	569	439	645
Chemical
United States	129	110	95	74	93
Non-U.S.	258	240	273	239	235
Total	387	350	368	313	328
Other	21	2	9	3	43

Total Capital and Exploration Expenditures	12,443	9,183	9,339	8,834	10,019

Exploration Expense Charged to Income, $M
Consolidated - United States	101	105	83	103	88
- Non-U.S.	349	387	288	417	332
Non-consolidated - ExxonMobil share - United States	6	2	0	1	3
- Non-U.S.	2	5	4	6	9
Exploration Expenses Charged to Income Included Above	458	499	375	527	432

Effective Income Tax Rate, %	46%	47%	36%	49%	47%

Common Shares Outstanding (millions)
At quarter end	4,502	4,559	4,616	4,676	4,734
Average - assuming dilution	4,541	4,597	4,657	4,716	4,775

Total Cash, Cash Equivalent and Marketable Securities ($G)[1]	9.9	13.3	18.0	19.1	13.1

Total Debt ($G)	11.6	12.4	15.6	15.7	17.0

Cash Flow from Operations and Asset Sales ($G)
Net cash provided by operating activities	13.2	13.4	10.2	19.3	10.7
Proceeds associated with asset sales	0.8	0.6	3.7	2.6	6.9
Cash flow from operations and asset sales	14.0	14.0	13.9	21.9	17.6

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2012. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.
[1] Includes restricted cash of $0.3G in 4Q12, $0.2G in 3Q12, $0.2G in 2Q12, $0.5G in 1Q12, and $0.4G in 4Q11

EXXON MOBIL CORPORATION

4Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Earnings Factor Analysis, $M	4Q12 vs. 4Q11	4Q12 vs. 3Q12	2012 vs. 2011
Upstream
Prior Period	8,829	5,973	34,439
Realization	-70	-50	-110
Volume/Mix	-400	660	-2,340
Other	-600	1,180	-2,100
Current Period	7,762	7,762	29,895
Downstream
Prior Period	425	3,190	4,459
Margin	1,180	-1,410	2,640
Volume/Mix	80	260	180
Other	80	-270	5,910
Current Period	1,768	1,768	13,190
Chemical
Prior Period	543	790	4,383
Margin	330	180	-440
Volume/Mix	20	-10	-100
Other	70	0	50
Current Period	958	958	3,898

Upstream Volume Factor Analysis, KOEBD
Prior Period	4,530	3,960	4,506
Entitlements	-109	92	-139
Quotas	12	0	9
Divestments	-44	-7	-61
Net Growth	-96	248	-76
Current Period	4,293	4,293	4,239

Sources and Uses of Funds ($G)	4Q12
Beginning Cash	13.3
Earnings	10.0
Depreciation	4.1
Working Capital / Other	-0.9
Proceeds Associated with Asset Sales	0.8
Additions to PP&E	-10.1
Shareholder Distributions	-7.6
Additional Financing / Investing	0.3
Ending Cash	9.9

Notes:
Earnings exclude special items, if applicable.
The 4Q12 beginning and ending balances include restricted cash of $0.2G and $0.3G, respectively.